EXHIBIT 10.K


                                  Amendment No. 2 To
                              Kentucky Utilities Company
                              Supplemental Security Plan
                      (As Amended and Restated Effective As Of
                                   August 1, 1991)

                    The Kentucky Utilities Company Supplemental Security

          Plan (As Amended and Restated Effective As Of August 1, 1991), as

          further amended (the "Plan"), is hereby amended, effective

          December 19, 1994, in the following respects:

               1.   By deleting Section 1.20 of the Plan and inserting in

          lieu thereof the following:


                         "1.20  "Member" shall mean:

                              (a) each Employee who is an officer of the
                         Company and is participating in or elects to participate in the Plan as provided in Article II hereof, and

                              (b) each other Employee who prior to
                         December 19, 1994 (i) was in compensation group E-15, E-14 or E-13, and (ii) was participating in the Plan as provided in Article II hereof, but excluding for periods on and after December 19, 1994, however, any such other Employee unless he was a Member on December 18, 1994. If any such other Employee was a Member within the meaning of this Section 1.20(b) on December 19, 1994 by reason of being in compensation group E-15 on December 19, 1994 and such Member is subsequently placed in compensation group E-14 during January 1995, he shall be deemed for all purposes of this Plan (but not for any other purpose) to be an Employee in compensation group E-15 throughout the period, and for as long as, he continues without interruption to be an Employee in compensation group E-14.

                    If, at or after the occurrence of a Change in Control, an Employee who was a Member immediately prior to the Change in Control shall cease to be an officer or in compensation group E-15, E-14 or E-13, such person shall be deemed to be a Member for purposes of the Plan (other than for purposes of Article III, Article V, and Article VI and the benefit provided under Section 14.2)

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                    even though he has otherwise ceased to meet the
                    requirements for being a Member."

               2.   By deleting Section 2.2 of the Plan and inserting in

          lieu thereof the following:


                         "2.2  After meeting the requirements for becoming
                    a Member on or after August 1, 1991 and prior to the December 19, 1994, and as a condition to membership, each other Employee shall complete a Plan Acceptance in the form attached as Exhibit 1 and shall return the duly executed Plan Acceptance to the Committee, the Secretary of the Company or such other officer of the Company as the Committee shall designate from time to time. Upon such receipt of the executed Plan Acceptance, the Employee shall become a Member.

                         After meeting the requirements for becoming a
                    Member under Section 1.20(a) on or after December 19, 1994, each other Employee shall complete a Plan Acceptance in the form attached as Exhibit 1 and shall return the duly executed Plan Acceptance to the Committee, the Secretary of the Company or such other officer of the Company as the Committee shall designate from time to time. Upon such receipt of the executed Plan Acceptance, the Employee shall become a Member.

                         Notwithstanding anything in the foregoing
                    provisions of this Section 2.2 to the contrary, on and after December 19, 1994, no Employee shall become a Member unless the Employee meets the requirements of
                    Section 1.20(a)."

               3.   By adding the following new sentence at the end of

          Section 2.3 as follows:

                    "If an Employee shall cease to be a Member under this
                    Section 2.3 on or after December 19, 1994, he shall not become a Member thereafter unless he meets the requirements of Section 1.20(a)."







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               IN WITNESS WHEREOF, the Company has caused this instrument to be executed by the Chairman of the Board and Chief Executive

          Officer, having been duly authorized by the Board of Directors of the Company on December 19, 1994, effective as of December 19,

          1994.



                                             KENTUCKY UTILITIES COMPANY



                                             By   /s/ John T. Newton
                                                  John T. Newton
                                                  Chairman of the
                                                  Board and Chief
                                                  Executive Officer

                                             Date of Signature 12/21/94


















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